INVESTOR DAY · 2026

Welcome

Euronet | MAY 20, 2026

Forward Looking Statements

Statements contained in this presentation that concern Euronet's or its management's intentions, expectations, or predictions of future performance, are forward-looking statements. Euronet's actual results may vary materially from those anticipated in such forward-looking statements as a result of a number of factors, including: conditions in world financial markets and general economic conditions, including impacts from pandemics or other disease outbreaks; inflation; military conflicts in the Ukraine and the Middle East, and the related economic sanctions; our ability to successfully integrate any acquired operations; economic conditions in specific countries and regions; technological developments, including artificial intelligence affecting the market for our products and services; our ability to successfully introduce new products and services; foreign currency exchange rate fluctuations; the effects of any breach of our computer systems or those of our customers or vendors, including our financial processing networks or those of other third parties; interruptions in any of our systems or those of our vendors or other third parties; our ability to renew existing contracts at profitable rates; changes in fees payable for transactions performed for cards bearing international logos or over switching networks such as card transactions on ATMs; our ability to comply with increasingly stringent regulatory requirements, including anti-money laundering, anti-terrorism, anti-bribery, consumer and data protection and privacy; changes in laws and regulations affecting our business, including tax and immigration laws and any laws regulating payments, including dynamic currency conversion transactions and digital assets; changes in our relationships with, or in fees charged by, our business partners; competition; the outcome of claims and other loss contingencies affecting Euronet; the cost of borrowing (including fluctuations in interest rates), availability of credit and terms of and compliance with debt covenants; and renewal of sources of funding as they expire and the availability of replacement funding. These risks and other risks are described in the Company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Copies of these filings may be obtained via the SEC's Edgar website or by contacting the Company. Any forward-looking statements made in this presentation speak only as of the date of this presentation. Except as may be required by law, Euronet does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances. The Company regularly posts important information to the investor relations section of its website.

Entrepreneurial spirit is at the center of Euronet culture



Three questions we want to answer.

1	2	3
What is Euronet?	Where does our growth come from — and why is it durable?	Where does future growth come from and what to expect?

Euronet's Mission

Powering the **global movement of money** through an **integrated infrastructure** to deliver financial **access, speed and inclusion**

Move value from A to B.
That's the whole business.


A
Euronet
B

Bank → ATM
A consumer withdraws zloty from an ATM after the bank is closed

US → Mexico
A Mexican migrant worker sending money home from the US

Bank Account → Wallet
A consumer that wants to load value in their account for the movies

One use case.
One switch.
The asset base that everything sits on.


ATM
A
SWITCH
Bank/
Consumer
B

Same foundation. Same switch.
Each new use creates more value.


SWITCH
SWITCH
SWITCH
SWITCH
SWITCH
SWITCH
FOUNDATION
ATMs
Acquiring
Payments
MFA
AML / Comp.
Debit
Credit
Gateway · RTP
Fraud
FX
From 1994
To 2026

Each new need strengthens the foundation and expands the network's value.



Same foundation. Same switch.
Each new use case widens the moat.

OUR MOAT

32 Years Deep, 200+ Countries Wide

Licenses	Certifications	Reconciliation
Settlement	Forecasting	IT Security
Compliance	Local Presence	Banking Relationships

Banks	Wallets	Merchants
Big-box Chains	National Switches	Card Schemes
Brands	Payment Agents	Fintechs

Payments Infrastructure
- Acquiring · Issuing · IAD
- Outsourcing
- Tax-Refund · DCC

epay
- Closed-loop · Open-loop · Tokens
- Accounts · Acquiring

Cross-Border Payments
- Remittance
- SME · Wholesale



FOUNDATION
ATMs
Debit
Acquiring
Credit
Payments
Gateway · RTP
MFA
Fraud
AML / Comp.
FX
Content

Euronet at a Glance

2025 Revenue Mix[2]



epay
28%
Cross-Border Payments
42%
Payments Infrastructure
30%



4%
Other
APAC
12%
25%
Americas
59%
Europe

Global Network with Significant Barriers to Entry[3]

200+ Countries and Territories	**3.7B** Digital Wallet Accounts	**4.1B** Bank Accounts	**4.0B** Debit Cards	**400+** Digital Partners
651K Cash Pickup Locations	**56K** Installed ATMs	**352K** Retail Locations	**1.3M** PoS Terminals[1]	**2.2B** Digitally Accessible Customers

[1]Includes approximately 610,000 Payments Infrastructure terminals and 777,000 in our epay prepaid network.
[2]Note: Segment mix reflects current composition and is expected to evolve as growth varies across core sub-segments.
[3]Figures reflect the 12 months ended March 31, 2026, unless otherwise stated.

The Euronet Advantage

Simplifying global payments into a single moment with a focus on growth

Provides comprehensive payment processing solutions, including issuing, POS acquiring, ATM services


Payments Infrastructure
Euronet
epay
Cross-Border Payments

Provides digital content distribution, gift card processing, and prepaid mobile solutions

Provides fast, secure remittance and business payments globally to millions of customers

WAS: EFT

Payments Infrastructure

From ATM network → modern processing.

56K
owned ATMs stress-testing the platform

- Long-term banking relationships
- Licensed presence across dozens of countries
- Modern Ren processing platform

STAYS: EPAY

epay

World's largest branded-payments distribution network.

70%
of transactions are digital

- Mobile top-up, closed & open loop
- Branded payments & content distribution
- Digital partner relationships at scale

WAS: MONEY TRANSFER

Cross-Border Payments

From remittance → full ecosystem.

200
corridors last-mile payout, built one at a time

- Consumer remittance / SME / wholesale
- Dandelion infrastructure for banks
- 20 years of payout relationships

Established Leadership Team with Proven Execution

- **Founder-led with long-tenured leadership** ensuring strategic consistency and disciplined decision-making
- **Deep institutional experience,** with key leaders having spent 15–20+ years building and scaling the business
- **Demonstrated track record of execution,** including global expansion, successful M&A and consistent financial performance

2020-2025 Adj. EPS Growth


28% CAGR
$2.82
$3.69
$6.51
$7.46
$8.61
$9.61
2020
2021
2022
2023
2024
2025



Michael Brown
Chairman and CEO



Rick Weller
Executive VP and CFO



Kevin J. Caponecchi
Executive VP and CEO of epay, Software and Payments Infrastructure Asia Pacific Division



Nikos Fountas
Executive VP and CEO of Payments Infrastructure Americas and EMEA



Juan C. Bianchi
Executive VP and CEO of Cross-Border Payments



Martin L. Brückner
Executive VP and CTO



Himanshu Pujara
Senior VP and Managing Director – Payments Infrastructure Asia Pacific and Ren Payments

Three businesses.
One network. One playbook.

THE ASSET BASE

A switch, a regulatory footprint and a network in 200+ countries

Built one license and one connection at a time.

THE PLAYBOOK

Use case →

Enhancement →

Leverage.

Run thirty-two years and counting.

THE TEAM

Twenty years together.

$381M in 2004 to $4.2B in 2025, 11% CAGR.

The freedom — and the experience — to identify the next opportunity.

Technology

Dr. Martin Brückner – Executive VP and CTO

The Engine

~70%

of transactions are digital products on digital channels

One engine. All services interconnected. 70% already digital.

What the Engine Actually Does

20B+ transactions · $280B volume · 2.7x in four years



7.6
10.4
12.4
16.0
20.3
2021
2022
2023
2024
2025

Distribution Reach[1]

Bank & wallet accounts	12B
Merchant POS / eCommerce	1.3M
Retail locations (epay)	352K
Brand partners on epay	1,000+
Cash pick-up agents (Dandelion)	651K
ATMs	56K
Regulatory licenses · countries	190+ · 200+

Production SLA · **Measured In 2025**

3,500 TPS
peak switching · horizontally scaling

<100ms
p99 latency on switching

99.999%
uptime delivered — <5.5 min downtime/year

[1] Figures as of 3/31/2026

One Ecosystem, One Moat

CUSTOMER ACCESS LAYER

- APIs
- SDKs
- Partner Portals
- Webhooks

requests in / responses out

Ren *API-first · Event-driven · Cloud-native*

- **Switching** (authorization · clearing · settlement)
- **Card Issuing** (debit · credit · closed/open loop · commercial)
- **Acquiring** (POS · eCommerce · ATM · Vending)
- **Merchant Management** (onboarding · lifecycle)
- **Dandelion** (cross-border)
- **epay** (1,000+ brand partners)
- **FX & Fraud**

Shared identity · Common compliance · Event bus · Data plane

outbound calls / responses back

EXTERNAL CONNECTIVITY

- **Wallets** *M-Pesa · GCash · PayMaya · ...*
- **Real-time Rails** *UPI · Pix · FedNow · InstaPay · ...*
- **Content Providers** *Apple · Google · Microsoft · ...*
- **Card Schemes & Banking** *Visa · Mastercard · Banking partners*

Customers connect once. Ren orchestrates everything. External systems integrate once. Every product benefits.

One Platform. Selling Globally.

Asia · Where We Built Momentum

ANCHOR REFERENCE

Trust Bank Singapore

3-min onboarding · 200K customers in first month · Head of Cards: "strategic partner, not vendor"

ADDITIONAL ASIA WIN

Jalin *Indonesia's national payments switch · 100+ banks & fintechs · Asian Banker Award*

ACCOUNT-BASED PAYMENTS · REAL-TIME RAIL LEADERSHIP

PHILIPPINES	INDIA
3 of 4 largest banks	**UPI connectivity**
on real-time rails via Ren	*for Tier-1 issuers via Ren*

North America · Just Opened

ANCHOR REFERENCE

Bank of America

Largest US retail bank · Self-service modernization on Ren · ATMIA 2026

ADDITIONAL US WIN

Connected Processing

Latin America · Emerging

NAMED CUSTOMERS ON REN

Banco Guayaquil · Banco Pichincha · Onnipro

CROSS-BORDER POSITION

Dandelion live on Pix

Brazil's real-time rail · institutional cross-border flows

Europe · Tier-1 Banking Footprint

Piraeus Bank *(Greece)* · **OTP Bank** *(Central & Eastern Europe)* · **Swedbank** *(Sweden & Baltics)*

Three Tier-1 banks on Ren across three distinct European sub-regions + deep European retail acquiring footprint (OMV · dm · Carrefour)

Four regions. One platform. The hardest sale in any new market is the first — after that, the network does the work.

Same Customer. Multiple Products.

When the same customer consumes from multiple segments, the platform earns its name.

	Cross-Border	Issuing	Acquiring	epay
Standard Chartered	✓	✓		
PostBank AT *Austrian retail bank*	✓		✓	
OMV *Central European fuel & retail*		✓	✓	✓
dm *European drugstore retail*			✓	✓
Carrefour *European hypermarket chain*		✓		✓
Grab *Southeast Asia super-app*		✓		✓
Ria + Xe *(internal — our own businesses)*	✓	✓		✓
epay *(internal — our own business)*	✓	✓	✓	✓

Cross-segment consumption isn't a future ambition — it's how customers, external and internal, use the platform today.

We Use What We Sell.

1. Run It Ourselves First

56K ATMs
on Ren

1.3M merchant terminals
on our own acquiring stack

200 corridors
on Dandelion

1,000+ brand integrations
on epay's content & distribution platform

Our own MSB compliance
on Skylight

Stablecoin settlement
for Ria correspondent payments — in production today

2. Then Sell It Externally

BofA, Trust Bank, BPI
on Ren

Tier-1 acquiring customers
across SE Asia and LatAm

HSBC, StanChart, Remitly, Xoom
on Dandelion

352K partner retail locations
across 66 countries on epay

Banks, fintechs, MSBs
on Skylight — AWS · Azure marketplaces

Stablecoin
as a customer-facing settlement option — coming soon

NOT (only) A SOFTWARE VENDOR — We run the same code our customers run, improve it continuously for our own P&L, and every gain ships to them too.

DEPLOYMENT Cloud-native · On-premise · Hybrid — the flexibility pure-cloud competitors can't match

When customers evaluate us, they evaluate something already in production at scale — not a roadmap.

The Industry Is Mid-Upgrade. Few Can Serve Both Worlds.

LEGACY

What Banks Still Run On

- Mainframe / HP NonStop
- Restricted to on-premise deployment
- COBOL / RPG
- ISO 8583 · SOAP / XML
- Manual configuration · change-ticket workflows
- Scheduled downtime for patching and DR
- Vertical scale only (bigger box)
- COBOL & RPG talent retiring faster than replaced

Ren
Speaks both

MODERN

What They Need

- Cloud-native, containerized
- Public cloud (AWS · Azure · GCP) · private cloud · on-premise · hybrid
- Microservices, event-driven
- ISO 20022, REST APIs
- Infrastructure-as-code + CI/CD pipeline (commit → production in minutes)
- Active/active · changes deployed at runtime
- Vertical + horizontal scale (more boxes, elastic)
- Modern languages · millions of engineers

Tens of billions of dollars in legacy-replacement spend over the next decade. A very short list of vendors can take a bank from where it is today to where it has to be — without a rip-and-replace.

These are multi-year migrations. We don't win every one. We win when the bank decides we're the safer choice.

Acquisitions That Plug Into Ren

Authentication	Credit Issuing	Omnichannel Acquiring
Infinitium	**CoreCard**	**PaynoPain**
Closed 2024	*Closed 2025*	*Signed April 2026* PENDING CLOSE
BRINGS 3D Secure · Payment authentication · ~50 engineers in SE Asia	**BRINGS** Revolving credit · BNPL · Commercial cards · ~1,000 engineers	**BRINGS** 50+ payment methods · Soft-POS · Bank of Spain PSP license · ~30 engineers
EFFECT ON THE PLATFORM Plugs into Ren → fraud protection upgraded across acquiring and issuing	**EFFECT ON THE PLATFORM** Plugs into Ren → every existing Ren customer can now offer credit on the same integration	**EFFECT ON THE PLATFORM** On close, plugs into Ren → eCommerce + alternative payments across European acquiring base
INTEGRATION OUTCOME 2 datacenters consolidated	**INTEGRATION OUTCOME** 2 datacenters in consolidation · cloud-opportunistic cost optimization	**INTEGRATION OUTCOME** Integration begins on close

Three deals. Three years. Three layers of the platform. Same pattern every time.

Xe — and How We Build Now

	The App	The Workflow
Before	 Welcome Exchange rate	PM ▸ Designer ▸ Engineer ▸ QA **Handoffs lose fidelity** · **weeks per UI change** Engineering capacity is the bottleneck. Designer's intent gets reinterpreted in code.
After	 Accept Theezzbb Recipients	**Product Engineer + AI** **Designs and ships directly** · **days per UI change** AI does the heavy lifting: code generation, test creation, deployment.

Xe is the first product. The model is rolling out everywhere.

AI Across the Stack

Support, IT, Marketing, Product — the obvious first movers. Now going deep into the organization for significant efficiency gains.

Inside Engineering

Beyond Xe — across every product team

LIVE

AI-assisted coding across Ren, Dandelion, epay, Skylight, acquiring stack

RAMPING UP

AI code review automation in CI/CD pipelines

RAMPING UP

AI-driven automated testing — especially for UI-heavy applications

Inside Operations

Mature ML in production + newer agentic capabilities

LIVE

Real-time fraud detection · FX optimization · ATM cash management across 40+ countries

RAMPING UP

Data-center & infrastructure monitoring · service anomaly detection · AI-assisted Level-3 troubleshooting

JUST LAUNCHED

ARIA voice AI agent + chat AI agent for Cross-Border Payments customer support · running side by side

Inside the Product

Customer-facing AI across the product portfolio

LIVE

Skylight agentic AI — Case Management, Investigation, Regulatory Reporting, AI-generated SAR narratives (AWS + Azure marketplaces)

LIVE

AI in customer-facing platforms — chatbots in developer portals & Ren BI portals · customer-configurable switching logic via natural language

ROADMAP

Agentic payments — AI agents initiating and validating transactions

Real models. Real customers. Real revenue. We are transforming to an AI-first company.

What You're About to See

You've heard what runs the engine. You're about to hear what runs on it.

PAYMENTS INFRASTRUCTURE

Nikos & Himanshu

Watch for:

- Merchant Services
- Payment Processing Services

epay

Kevin

Watch for:

- Real-Money Gaming

CROSS-BORDER PAYMENTS

Juan

Watch for:

- Digital Remittance - Ria
- Digital Payments - Xe
- Wholesale Network – Dandelion

Three businesses. One engine. Today's proof.

Electronic Funds Transfer →

Payments Infrastructure

Nikos Fountas – Executive VP and CEO of Payments Infrastructure Americas & EMEA

Himanshu Pujara – Senior VP and Managing Director, Payments Infrastructure Asia Pacific and Ren Payments

Business Overview

Payments Infrastructure enables transactions across physical and digital channels globally

We operate 3 core business units:

- Global ATM Networks (IAD)
- Payment Processing Services (PPS)
- Merchant Services (MS)

Who do we serve?

Banks, fintechs, merchants, and consumers around the world

Core Business Units

Global ATM Networks

ACCELERATORS

Payment Processing Services

corecard

Ren

Merchant Services

By the Numbers[1]

69 Countries	6 Continents
15.5B Transactions	$114B Volume
$1.3B Revenue	>11% 2022-25 EBITDA CAGR

2025 Revenue Mix


MS
18%
IAD
60%
PPS
22%

Segment mix reflects current composition and is expected to evolve as growth varies across business units

[1] Figures reflect year-ended December 31, 2025.

The Payments Infrastructure Advantage

Leading Technology Infrastructure	Modern unified payments stack spanning **all payment** types
Licenses and Regulatory Approvals	Positioned to take advantage of a **larger** and **growing TAM**
Trusted by Leading Banks and Fintechs	Marquee clients include **Bank of America, Standard Chartered, Santander, ING and UniCredit**
Sticky Relationships	**Long-term** contracts support **durable recurring revenue**
Consistent and Recurring Cash Generation	**Strong and predictable** cash flows

Recent Key Achievements

Merchant Services Growth

- Tripled earnings in Greece over the past 3.5 years
- Acquired PaynoPain (Spain) extending reach in online acquiring
- Acquired merchant portfolios of CrediaBank (Greece)

Payment Processing

- Signed software and services agreement with Bank of America for modernizing their ATM Network
- Expanded Cardless partnership to support the migration and launch of the Bilt 2.0 credit card
- Secured a debit processing mandate with Standard Chartered Bank across Asia, live across key retail and digital bank franchises
- Multiple ATM as-a-Service deals with marquee Banks in Europe and Asia (Santander, UniCredit, Swedbank, Bank of Philippine Islands, etc.)

ATM Expansion

- Expanded IADs in high-growth markets (Asia, LATAM and Africa)

Revenue ($MM) ~12% CAGR


$924
$1,058
$1,161
$1,284
2022
2023
2024
2025

Adjusted EBITDA ($MM) ~11% CAGR


$279
$300
$354
$386
2022
2023
2024
2025

Payments Infrastructure Strategy & Synergies

Global ATM Networks (IAD)

- Cash remains resilient as a payment option, representing over 50% of POS transactions in EU[1], with higher usage in emerging markets
- ATM networks remain the primary source of cash for consumers and are critical financial infrastructure
- Banks are reducing their physical footprints (branches & ATM networks) creating a gap in the market
- Regulatory local requirements across Europe to preserve cash and sustainability of ATM networks

Payment Processing Services

- Financial Institutions are constrained by legacy payment systems and cannot compete in AI-driven banking, driving modernization needs
- Mid-size institutions are pivoting to a capital-light, digital-first operating model, driving a shift to outsourcing of critical payment services
- Embedded finance is extending bank-grade processing demand to every digital platform and fintech

Merchant Services

- Governments in Europe pushing for faster adoption of cashless payments
- Acquiring volumes in continental Europe lagging vs US and UK markets
- Banks are spinning-off merchant acquiring units and seek partnerships
- Local adaptability is key to success

- **All subsegments supported by the same technology stack based on Ren & CoreCard**
- **High-margin cash flows from IADs are reinvested to fund growth of Accelerators**

[1] Source: European Central Bank, Latest study on the payment attitudes of consumers in the euro area (SPACE).

Payments Infrastructure Revenue Drivers and Customer Segments

Sub-Segment	Revenue Model		Customer Segments
Global ATM Networks (IAD)	**International Transactions** ▪ Interchange fee ▪ Direct access fee ▪ FX conversion fee ▪ Value added services fee	**Domestic Transactions** ▪ Interchange fee ▪ Direct access fee ▪ Deposit fee ▪ Value added services fee	**Consumers, Merchants, Fintechs & Financial Institutions**
Payment Processing Services	▪ Card hosting fee: Monthly fee per card ▪ Transaction fee ▪ Terminal fee: Monthly fee per device (ATMs, PoS) ▪ License fee: One time license, implementation fee & annual maintenance fee		**Fintechs & Financial Institutions**
Merchant Services	▪ Acquiring fee ▪ Cross-border and FX fee ▪ Terminal fee ▪ Value added services fee		**Consumers & Merchants**

Accelerator

Merchant Services

$50B

Total Addressable Market (TAM)[1]

Expanding our footprint in digital commerce

Overview

- Merchant Services delivers a **full-stack, cross-border, omnichannel** acquiring and payment acceptance platform
- Multiple partner integrations and value-add services products besides card acceptance
- Presence in **more than 30 countries** across Europe and APAC; marquee cross border retailers
- **Growth in Greece (> 25% market share**, > 230 K merchants, 3x EBITDA growth in 3.5 years)

Right to Win

- Unified and scalable omnichannel **tech platform** via **Ren**
- **Synergies** with other Euronet group assets
- Global reach, **local presence** and **multiple partner distribution** models
- In-house and extended third-party value-add offerings
- Euronet is well positioned to innovate and grow

Use Cases

- Omnichannel retailers unifying payments across in-store, online, and mobile channels
- SME merchants scaling with fast onboarding, flexible pricing models, extensive integrations and value add services
- eCommerce, contactless, in-app and alternative payments driving demand

Key Metrics[2]

Global Number of Merchants (physical, digital, omnichannel)	280K
Number of POS	390K
Acquiring Volume	$41B

[1] Source: BCG Global Payments Report 2025, "The Future Is (Anything but) Stable" (September 2025); McKinsey & Company Global Payments Report 2025, "Competing Systems, Contested Outcomes" (September 2025); supplemented by internal company estimates based on household consumption data and card penetration rates across target markets. TAM reflects target Europe market opportunity based on 2025 market data.

[2] Figures reflect the 12 months ended March 31, 2026, unless otherwise stated.

Accelerator

Payment Processing Services

Ren
a Euronet Brand

corecard
a Euronet Company

~$34B

Total Addressable Market (TAM)[1]

Redefining payment experiences globally

Overview

- Payment processing delivers **mission-critical services** powering **omnichannel** payment transactions across the globe
- Powered by two core platforms:
  - **Ren** – a modern payments platform underpinning **Euronet's own networks** and enabling card based and real time payment services for external clients
  - **CoreCard** - the **largest modern** revolving credit processor
- Serves both **banks** and fast-growing **fintechs** - combining fintech agility with enterprise grade reliability
- Unlike most fintech peers, operates with a **consistently profitable** business model

Right to Win

- Built for the always evolving payments world – delivering **flexibility** and **speed** without the constraints of legacy architecture
- **Single payment architecture** for the world of card and account-based payments
- **Battle tested** platform backed by **internal** and **external** proof of scale
- **Marquee client** roster that validates at the highest tier
- Structural depth through **geography** and **cross-segment synergies**
- **Decades** of payments **expertise** embedded in the platforms

Solution Segments

- Issuer Processing
- Acquirer Processing
- Real Time Payments Processing
- ATM as a Service

Key Metrics

Total Payment Transactions	12B
Number of Cards Hosted	160M

[1]Excludes China and Russia

Powering Diverse and Innovative Payment Use Cases Globally

MULTI-COUNTRY CARD ISSUING

- **Card issuing platform enabling modernized, scalable, multi-geography operations through one unified solution**

Standard Chartered
Grab

CARD PROGRAMS FOR BRANDS

- **Card processor for leading card program managers and brands**
- Delivering bespoke experiences for crypto exchanges, travel brands, and high-growth fintechs

Cardless
coinbase
BILT
VERVENT
GEMINI

ATM DRIVING FOR TIER 1 US BANK

- **Selected as ATM driving and payment switch solution**
- Replacing legacy systems across thousands of ATMs with a modern, scalable platform

BANK OF AMERICA

UNSECURED LENDING

- **Powering SMB and consumer loans for leading US Financial Institutions and fintechs**
- Processed billions of dollars in loans across hundreds of thousands of loan accounts

AMERICAN EXPRESS

REAL TIME PAYMENTS IN APAC

- **Processing real-time payments and providing value added overlays like P2M, P2B to leading Banks in Asia**

BPI
Indian Overseas Bank

ATM as a SERVICE

- **Working with leading global banks to provide ATM processing and operations (ATMaaS) for efficiency and scale**

Santander
ING
BPI
UniCredit
Swedbank

The Platform Evolution

Each new capability layer expands our addressable market and supports continued ARR growth

Core Capabilities Today

- Issuing: Credit/Lending/BNPL
- Issuing: Prepaid/Debit
- A2A/Wallet Payments/Overlays
- Omni-channel Acquiring
- Payment Orchestration
- Multi Vendor ATM Software

Payment Processing Services

Expanded Capabilities

- Legacy Conversion using AI Tools
- AI Native Back Office Operations
- Agentic Commerce
- Multi – Asset Card Programs
- Stablecoin Settlement Rails
- Tokenized Credit/Deposits
- Programmable Payments

Key Takeaways

A modern and vertically integrated full payments stack

Payments Infrastructure has evolved into a scaled global provider supporting customers across an increasingly digital payments landscape.

Scaling into segments with significant TAMs

Payment Processing and Merchant Services are a growing share of the business and represent two large and independently growing TAMs.

Consistent and strong cash generation and high revenue predictability

Durable cash generation will help fund growth and diversification of the segment.



epay

Kevin J. Caponecchi – Executive VP and CEO of epay, Software and Payment Infrastructure Asia Pacific Division

Business Overview

epay uniquely leverages a global platform that combines digital content, payments, and prepaid distribution at scale — across retail and digital channels — on a single, compliant, enterprise-grade infrastructure.

Who do we serve?

Consumers, wallets, retailers, online marketplaces, and global consumer brands.

Core Business Units

- Branded Payments
- Solutions
- Merchant Services
- ACCELERATOR: Real-Money Gaming Solution

By the Numbers[1]

- **66** Countries & Territories
- **352K+** Retailer Locations[2]
- **731K+** PoS Terminals[2]
- **~70%** of Transactions are Digital Products Across Digital Channels
- **400+** Digital Distributors
- **2.2B** Digitally Accessible Customers
- **+4.6B** Total Transaction Volume (Digital Retailers Only)
- **$59.6B** Total Transaction (USD)

2025 Revenue Mix



Solutions
4%
6%
90%
Branded Payments
Merchant Services
Mobile Top-Ups
27%
63%
Physical & Digital value-load Cards

[1] Figures reflect year-ended December 31, 2025.
[2] Figures reflect quarter-ended March 31, 2026.

The epay Advantage

One Global Platform	Spanning 60+ countries with no reliance on 3rd party distributors or processors
Unmatched Product Breadth	Full suite of digital and physical products across prepaid content, payments, and value-added services
True Omnichannel Distribution	Integrated across retail and digital channels through global merchants and other partnerships
Enterprise-Grade Compliance, Risk, and Settlement	Embedded multi-currency settlement and enterprise-grade compliance, not outsourced

Key Achievements

Gaming & Entertainment

- Launched Epic Games and Riot Games in India along with Sony in Turkey

E-Commerce & Retail

- Expanded Etsy and Amazon Prime distribution to India
- Launched digital value-load card mall into Mercado Libre, Latin America's largest e-commerce platform

Payments & Financial Services

- Launched epay's open-loop Visa value-load card, value-loadzzy, in Australia
- Grew payment processing services across Germany

Digital Wallets & Loyalty

- Expanded global partnership with Revolut, providing digital content for loyalty redemption across 27 countries at end of Q1'26



Revenue ($MM)
~6% CAGR
$998
$1,082
$1,151
$1,188
2022
2023
2024
2025



Adjusted EBITDA ($MM)
~4% CAGR
$127
$133
$137
$143
2022
2023
2024
2025

Global Partner Distribution Network

Select Brand Partners

NETFLIX · amazon · Google

XBOX · PlayStation.

1,000+

additional brand partners

epay

Ecommerce & Etail

mercado libre · amazon · yahoo!

Payment Wallets

Grab · paytm · Google Pay · PayPal · amazon pay

Convenience & Supermarket

EDEKA · Carrefour · REWE · ALDI

Banking Apps & Loyalty

nu bank · Deutsche Bank · Revolut · MobiKwik

Electronics

euronics · mediaexpert

Gaming Specialists

GameWith · GAMES THE SHOP · DREAMGAME

Revenue Drivers and Customer Segments

Sub-Segment	Revenue Model	Customer Segments
Branded Payments Mobile Top-Up & value-load Cards	▪ Transaction margin on value-load cards & digital vouchers. ▪ Other distribution fees from brand partners.	**Brand Partners, Retailers, eTailers, and Digital Wallets**
Solutions	▪ Tailored global solutions for brand and retail partners under a SaaS model. ▪ Operate proprietary value-load card programs for both digital and physical channels under a transaction model. ▪ Offer B2B platform for fraud monitoring and anti-money laundering under a SaaS model.	**Brand Partners, Banks, and Retailers**
Payment Services	▪ Card acquisition fees across fixed and interchange-plus pricing models. ▪ Currency services: Dynamic Currency Conversion and Tax-Free. ▪ Value-added services: terminals, digital tools, and alternative payments.	**Merchants, POS Providers, & Payment Resellers (ISOs)**

Accelerator

Real-Money Gaming

Cash makes up **90%** of floor funding in brick & mortar casinos[1]

The Game Stops. They Walk Away. This is the leak.

Payment friction in gaming is high. Casinos still require players to leave the floor, stand in line, and come back — if they come back at all. **That single moment costs operators hundreds of millions in lost revenue.**

Operators want more profits. Players want payment convenience.

Brick & Mortar

$400bn+
Annual US casino transaction volume[2] (handle/throughput)

~8% CAGR
2019 - 2024A
US Brick & Mortar

918K slots

26K tables

1,029 casino locations

Online Gaming

74% CAGR
2019 -2024A
US Online

$22bn+
US online gaming addressable market

$100bn+
Global online gaming addressable market transaction volume

13.7bn Online sports betting

8.4bn Online (iGaming)

[1] Source: American Gaming Association (AGA); widely cited in AGA cashless gaming policy papers and SCCG Management / GGB Magazine industry analyses (2023–2025). AGA cited in SCCG Management, 'The Evolution and Future Trends of Payments: A Deep Dive on Cashless Payments in Casinos' (June 2024).

[2] Source: American Gaming Association ("AGA"), State of the States 2025 (2024 data year), reporting U.S. commercial gaming revenue ("GGR") of $71.9 billion. Any references to total transaction volume, handle, or money wagered reflect broader wagering throughput metrics rather than GGR and may require internal company estimates or modeling. Additional industry spending data sourced from AGA Economic Impact Report (2022).

Accelerator

Real-Money Gaming

Frictionless funding + credit.

Built on Euronet's Ren platform.

Two Brands. Four Products. A Complete Payment Ecosystem.

Koin addresses patron funding and resort spend. Marker Trax simplifies credit. Together they address significant payment needs across physical casino floors and online platforms.

Koin: Funding Solutions

Play Now, Pay Now

KoinLife

Portable digital wallet across gaming and non-gaming. Enroll once, use at any Koin property. Fund via debit, credit, ACH, Apple Pay, Google Pay, Venmo and others.

Koin Direct

QR-first, no app required. Player scans at the machine, funded in seconds — no session break, no ATM trip. Captures the walk-up guest before they leave the floor.

Marker Trax: Credit Solutions

Play Now, Pay Later

Moolah Play

Modernizes the 50-year-old paper marker with minutes-fast approvals, one multi-property credit line, and a closed-loop model that keeps funds in the operator ecosystem. Built on Euronet's REN platform — patented, compliant, automated repayment from winnings.

Moolah Play Digital

Same benefits as Moolah Play but built on Euronet's Ren while also leveraging the CoreCard solution and structured for online gaming. No interest, no cash advance fees, no interchange costs. Responsible underwriting.

356%	+23%	+41%
Average Operator ROI[1]	Visit lift at live deployments[2]	Revenue lift at live deployments[3]

[1,2,3] Source: Company analysis of live operator deployment data. Metric is based on internally derived performance data and has not been independently audited or verified. Methodology available upon request.

From a Partial View to a Complete Player Picture

Player Card

- Slot and table play only
- Single-property visibility
- Limited loyalty picture
- No resort, online, or cross-property insight



Insights
Slots
Tables
Cross-property
Entertainment
Retail
Hotel

Full Ecosystem



Insights & Analytics
Slots
Tables
Sports Betting
Gaming
Hotel
Dining
Entertainment
Cross-Property
Complete Player Picture

- Gaming across slots, tables, sports, and iGaming
- Resort spend including hotel, dining, retail, entertainment
- Cross-property wallet behavior
- Deeper personalization and player value

Longer play

Frictionless funding and credit options removes interruptions. Every session runs longer.

More visits

A wallet that travels and seamless credit options drives players back to any Koin/Marker Trax property — not just one.

Higher lifetime value

Full data visibility lets operators personalize, retain, and grow every player relationship.

Accelerator

Real-Money Gaming

We move money in all the ways the world depends upon.

Real Money Gaming is the next market that depends on it.

Why Euronet. Built to Win.

Scalable technology. A moat that compounds. An unsolved problem. Already in market.

01 The Moat

Multi-Jurisdiction Licensed
- Gaming + banking licenses

3rd-Party Certifications
- Complex third-party dependencies all requiring certifications

Deep CMS Integration
- Proprietary floor systems. Notoriously closed. Took years. Done.

Ren + Core Card
- Bank-grade processing. Certified with gaming

Patented Technology
- Blocking the cash and funds-sweeping patent

02 The Unsolved Problem

90%
of casino funding still cash (brick & mortar)

70%
Consumers prefer digital payments

0
Online credit solutions

03 Where We Are

9
Live Operators

3
States Active

85+
Properties Signed

19
US States (signed-contracts)

- Players love it
- Operators signing
- Starting the roll-out phase

Euronet + Koin + Marker Trax Delivering significant value to both operator and player.

[1] Source: American Gaming Association ("AGA") cashless gaming research indicating that 70% of casino visitors expressed interest in using digital or contactless payment options; statistic also referenced in SCCG Management, "The Evolution and Future Trends of Payments: A Deep Dive on Cashless Payments in Casinos" (June 2024).

Key Takeaways

epay Connects Brands to Consumers Through World Class Infrastructure

More than 749K points of sale. Large portfolio of digital channel partnerships. Operating across 60+ countries. Offering 100+ alternative payment methods. epay is deeply integrated with brands, retailers, and online distribution partners. The result is a durable network infrastructure that is hard to replicate and hard to replace.

epay is Entering A High-Growth, Under-Digitized Market at the Right Time

epay is entering the large, underserved market of real money gaming ($400B+ TAM) by leveraging existing assets.

epay's Competitive Moat Widens Over Time

A combination of global distribution, payments infrastructure, compliance capabilities, and Euronet-wide synergies creates a difficult-to-replicate platform. As digital content and cashless use cases expand, epay becomes more central, not less, to the ecosystem.



Digital Gifting
Entertainment
Twitch
Spotify Premium
IKEA

Money Transfer →

Cross-Border Payments

Juan C. Bianchi – Executive Vice President and CEO, Cross-Border Payments Segment

Business Overview

A leading cross-border payments provider enabling real-time global movement of funds across cash, bank, wallet, card, and tokenized currency rails — supporting **send, spend, receive, and hold** use cases.

WHO WE SERVE **Consumers · Enterprises · Financial institutions** — *simple to complex use cases*

Global strategic network



dandelion.

$77.6B 2025 flow · real-time: 90% to bank | 100% to wallet & cash

Core Business Units

CORE	ACCELERATORS
ria	ria Digital · xe · dandelion.
79% of Q1 revenue	21% of Q1 revenue **+24% YoY**

By the Numbers[1]

200	4.1B	3.7B	4.0B	639K
Countries & territories	Bank accounts	Digital wallets	Debit cards	Cash locations

[1]Figures as of and for the 12 months ended December 31, 2025, unless otherwise stated.

One platform. Global reach. Scale for the future.

Global real-time network
Cash and digital payments on one global interoperable platform.

Three brands, every customer
Ria, Xe, and Dandelion serve consumers, SMBs, and FIs.

AI-driven Compliance
Real-time, AI-driven proprietary compliance platform.

Scale lowers cost
Global volume drives better margins across every payout corridor.

Stablecoin-ready
API-driven on/off-ramps and digital asset capabilities.

$0.9T TAM
Consumer Cross-Border[1]

$14T TAM
SMB Cross-Border[2]

$40T TAM
Wholesale[3]

[1]Source: World Bank, Migration and Development Brief 40, KNOMAD staff estimates. Consumer remittance TAM based on estimated global remittance flows of approximately $913 billion in 2025.
[2]Source: FXC Intelligence, "How Big Is the Cross-Border Payments Market? 2025's $625bn Revenue and $208tn TAM". SMB TAM based on estimated global SMB cross-border payment flows, including SMB goods and SMB services volumes.
[3]Source: FXC Intelligence, "How Big Is the Cross-Border Payments Market? 2025's $625bn Revenue and $208tn TAM". Wholesale TAM reflects estimated large enterprise cross-border payment flows to the retail market.

We Serve Diverse Customers

ria | xe



Migrant worker

CHANNEL

Physical

~$385

Avg transaction

Txns/Month: 1.9x
Take Rate: 2.8%



Digital migrant worker

CHANNEL

Digital

~$350

Avg transaction

Txns/Month: 2.7x
Take Rate: 2.1%



High-income migrant

CHANNEL

Digital

~$4,100

Avg transaction

Txns/Month: 1.7x
Take Rate: 0.7%



Corporate SMB & enterprise

CHANNEL

Digital + Managed

~$18,800

Avg transaction

Txns/Month: 5.4x
Take Rate: 0.5%



Banks & fintechs

CHANNEL

Digital wholesale

Mixed

Multiple segments

OMNI-CHANNEL

5x CLV

vs physical

Key Achievements

Digital payments growth

- **Ria Digital live in 29 markets**
- **New channels:** WhatsApp + Mobile Wallets
- **Q1 transactions +35% YoY** · digital revenue +42%
- **Digital Payout:** 44% of transactions · 58% of principal

Network expansion

- **Expanded send markets:** Japan, Colombia, Panama
- **Fireblocks partnership** for stablecoin enablement
- **Integrating 6 top-50 banks** (3 live) · 3 leading remittance platforms, and more
- **Impeccable global compliance record —** AI-powered

Resilient performance

- **Outperformed remittance corridors** despite macro and policy headwinds
- **Revenue grew** from $1.44B to $1.78B (2022–2025)
- **Adjusted EBITDA grew** from $188M to $253M (2022–2025)
- **Margins expanding** — EBITDA growth outpacing revenue

Revenue ($MM) ~7% CAGR


1,445
1,555
1,687
1,782
2022
2023
2024
2025

Adj. EBITDA ($MM) ~10% CAGR


188
216
227
253
2022
2023
2024
2025

Pay-in mix 52% digital


Cash
48%
52%
Digital

Pay-out mix 58% digital


Cash
42%
58%
Digital

Our Revenue Drivers

The growth model: we monetize our core network. Transaction fees and FX margin are captured on each transfer. Distribution, channels, and TAM access are the multipliers.



Core Product
Cross-border payment network
Network reach: 200 countries & territories | 4.1B bank accounts | 3.7B wallets | 4.0B debit cards | 639k locations
Target Segments
Brands + customer segments
|----------- Ria ----------- | ---------------------------- Xe ---------------------------- | ------- Dandelion ------- |
Migrant worker · digital migrant worker · high net-worth individual · SMB & enterprise · licensed banks & fintechs
Scale
Distribution
B&M agents · marketing · sales · partners
×
Channels
Stores · app · web · WhatsApp · API
×
Markets
Geographic presence · licenses
Use cases: send · spend · save · receive
Monetize
Transaction fees
Per-transfer charge · scales with volume
+
FX margin
Spread on currency conversion
Revenue

Accelerator

ria *Digital*

Digital cross-border payments for remittance consumers

$450B

Consumer Cross-Border TAM

Digital Remittance payments

Powering cross-border payments for remittance consumers

Overview

- **Euronet's digital cross-border** remittance payments
- **Serves migrant workers** who send remittances worldwide
- **200 countries** through fast payments
- **Digital** pay in, but sends to digital and cash payout

Key metrics

1.5M
Quarterly unique senders

$7.6B
2025 cross-border flows

42% CAGR
10-year txn growth

$161M
2025 revenue (+29.3% YoY)

Growth Initiatives

New Products
Wallets · Ria branded cards · Interest bearing accounts · Bill Payment · Request Money

Digital Partnerships
Extended presence through embedded and API solutions with e-commerce merchants

Geo Expansion
5 new markets near-term on roadmap, and more to come

New Channels
Physical Channel Referral, WhatsApp, ChatGPT

Key Achievements

- **Ria Digital live in 29 markets**
- **New channels:** WhatsApp + mobile wallets
- **Q1 transactions +35% YoY** · digital revenue +42%
- **Marketing Optimization** · CPA improvement 10% YoY
- **Digital Referral:** ~40k customers migrated from our agents and stores to digital

Accelerator

xe

Digital cross-border payments for consumers and SMBs

$15T

Consumer & SMB Cross-Border TAM

~76%

of the ~$14 trillion market controlled by banks, leaving significant room for growth

Powering cross-border payments for consumers and SMBs

Overview

- **Euronet's digital cross-border** payments platform
- **Serves consumers and SMBs** sending high-value transfers
- **200 countries** through fast payments
- **FX risk management** for global currency exposure
- **Multi-currency accounts** for seamless cross-border holding

Key metrics

135K
Quarterly unique senders

$16.6B
2025 cross-border flows

15M / 400K
web visitors / app downloads / month

$113M
2025 revenue (+5% YoY)

TOP MARKETS: UK 31% · US 24% · AU 19% · NZ 10% · CA 7%

Growth Initiatives

New Products
Wallets · Xe-branded cards · VIBANs for collections · APY on held balances

Marketing
Brand campaigns, lifecycle marketing, B2B motion to grow SMB

Sales
Doubling outbound team in 2026 with high-velocity sales focus

ERP / API
Scaling embedded segment via targeted partnerships and direct APIs

Key Achievements

- **Launched Galileo** — modernized SMB platform with multi-currency accounts and FX risk tools
- **Digital corporate revenue +16% CAGR** ('23–'25) via self-serve onboarding
- **Embedded ERP/API +92% CAGR** ('23–'25)
- **Group leverage:** Dandelion network for speed/cost · Euronet resources for structural advantage

Accelerator

dandelion.

Real-time global payments infrastructure

$40T

B2B Cross-Border Wholesale TAM

Powering financial institutions & digital platforms

Modernizing FX and global payments for global FIs and digital platforms

Overview

- **World's largest** real-time cross-border payment network
- **Multi-rail access** — supports consumer & business payments
- Direct connection, **zero SWIFT intervention**
- **One API, 200 countries** — 4.1B accounts · 3.7B wallets · 4B cards · 639K cash points

Key metrics

38
Clients (live or implementing)

$77.6B
2025 cross-border flows

98.6%
Straight-Through Processing

90% / 100%
real-time to bank / wallet & cash

Use Cases

- **Banks** – modernize their cross-border capabilities with real-time payments and bank-grade compliance
- **PSPs and Fintechs** – enable access to hard-to-reach countries and currencies for e-commerce platforms, travel, gig/freelancers, content creators
- **MTOs** – achieve global network by accessing bank deposit, cash pickup, and mobile wallets

Select Customers

citi
standard chartered
CommonwealthBank
xoom A PayPal Service
Remitly
Ant International

Summary of Growth Opportunity

Growth through retail customer acquisition and global wallet expansion

Sub-Segment	Brand	TAM	Market Characteristic	Growth Opportunities
Physical Remittance	ria	~$450B	▪ Cash-based corridors; price-sensitive flows ▪ Fragmented agents; ongoing consolidation	▪ Consolidation & farming ▪ Exclusive agent deals ▪ International expansion
Digital Remittance	ria Digital	~$450B	▪ App-first; speed, transparency ▪ Marketing/funnel critical ▪ Fast product cycles; scale benefits	▪ Omni channel expansion ▪ Corridor coverage, speed, price ▪ Product expansion
Digital Payments	xe	~$15T	▪ Web, App, API; Speed, transparency ▪ Marketing/funnel critical ▪ Fast product cycles; scale benefits	▪ Embedded Payments ▪ Product expansion ▪ Sales & marketing optimization
Wholesale Network	dandelion.	~$40T	▪ Long cycles; high retention ▪ Reliability, compliance, speed	▪ Emerging markets access ▪ Increased commercial traction

Accelerators

Key Takeaway: One Platform. Multiple Growth Engines.

How We Win

- **Uniquely positioned across the full market spectrum:** physical, digital, institutional **(~$40T TAM)**
- **Proprietary global network and technology platform** that is difficult to replicate
- **Profitable, cash-generative core business** funding accelerated investment in digital, wholesale
- **Future-ready infrastructure**: real-time rails, stablecoin on/off-ramp, API-first architecture
- **Physical presence as a durable strategic advantage**, reinforcing trust & reach across 200 markets

It's Working

- **Performance consistently outpaces the market**
- **Margins positioned to expand** through ongoing operational optimization
- **Best-in-class compliance** underpins resilience and trust
- **Proven global team** with a strong track record of execution
- **Repeatable steps – build on framework**

Financial Drivers & Capital Allocation

Rick Weller – Executive VP and CFO

A History of Growth through Cycles



Revenue ($ in millions)
2004 – 2025 Revenue CAGR: 12.2%
$381
$531
$615
$903
$1,046
$1,033
$1,038
$1,161
$1,268
$1,413
$1,664
$1,772
$1,959
$2,252
$2,537
$2,750
$2,483
$2,996
$3,359
$3,688
$3,990
$4,244
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Ria Acquisition
Financial Crisis
Accelerated Ria Digital
COVID
Launched Dandelion
Piraeus Merchant Services Acquisition

Segment Mix and Contribution

Growth led by Payments Infrastructure with margins supported by Cross-Border Payments

2025 Revenue Mix



Cross-Border Payments
42%
Payments Infrastructure
30%
28%
epay

Segment Growth and Profitability 2025

Segment	Revenue Growth (CC)	Margin (Adjusted EBITDA)	Margin Growth (Adjusted EBITDA)
Payments Infrastructure	7%	30%	(40) bps
epay	1%	12%	10 bps
Cross-Border Payments	4%	14%	70 bps
Consolidated	**4%**	**18%**	**50 bps**

Strong Record of Earnings Growth and Cash Flow Generation

Provides fuel for revenue expansion

2021

Piraeus

Acquired Piraeus Bank's (Greece), merchant acquiring business

2022

Sikhona

Acquired Sikhona Forex (Cross-Border Payments) in South Africa business

dandelion.

Launched Dandelion Wholesale global payment network

2024

INFINITIUM

Acquired Infinitium multifactor authentication in Southeast Asia

2025

corecard

Acquired CoreCard revolving credit platform business

Adjusted Earnings ($ in millions)



7% CAGR
$331
$366
$393
$408
2022
2023
2024
2025

Strategic Growth Opportunities

Building on Euronet's storied tradition of delivering best in class solutions customers

Merchant Services
Expanding our Footprint in Digital Commerce

Payment Processing
Modernizing Payments Technology
corecard Ren

Powering Cross-Border Payments for Global FIs
dandelion.

Digital Cross-Border
Retail and SMB Customer Acquisition via Global Cross-Border Money Movement
ria Digital xe

Real-Money Gaming
Creating the Infrastructure for Real-Money Gaming

Payments Infrastructure | **Cross-Border Payments** | **epay**

We Expect Digital Assets & Stablecoins to Fuel Growth Across the Entire Business

Consistency of Free Cash Flow Generation...

Our traditional cash businesses remain the financial bedrock of the company and drive substantial cash flow and profitability

...To Fund Growth Opportunities

Disciplined investments into high-growth businesses with significant TAM, which will drive Euronet's valuation over time

Digital Accelerators Driving Revenue Mix Shift



2025
18%
37%
24%
21%
2026
17%
35%
23%
25%
2028
15%
31%
24%
30%
Retail Cash Paid
Digital Accelerators
Retail Card Paid
IADs

Digital Accelerators include

- Merchant Services
- Payment Processing Services
- Dandelion
- Ria Digital
- Xe
- Real-Money Gaming Solutions

Projected Payment Channel Revenue Growth (CAGR)

	2026	2028
Digital Accelerators	23%	20-25%
Retail – Card Paid	5%	4%
IADs	2%	2%
Retail – Cash Paid	2%	1%
Total	**6%**	**7%**

Robust Earnings Growth Levers

Multiple levers to drive sustained earnings growth over time



Digital Transformation

- Introduced Dandelion wholesale product to leverage leading global payments network
- Acquired CoreCard – leading revolving credit technology
- Introduced Ren technology – latest micro services-based payments processing platform
- Expanded from retail to digital in the remittance market
- Acquired Merchant Acquiring in Greece



Market Expansion

- Launched ATM outsourcing services in Philippines
- Launched epay services in Japan and Chile
- Launched digital app in Greece, Romania, and Czech Republic



Synergy Realization

- Leverage Ren product with CoreCard and Infinitium acquisitions
- Expanded market access with Japan (Cross-Border Payments) acquisition – 16th largest send market
- Expanded bank outsourcing with CrediaBank processing acquisition



Operational Optimization

- Restructuring in Cross-Border Payments leverage AI advances in customer service and compliance
- Rationalize under performing ATM sites
- Introduce stablecoin / digital assets as a settlement alternative

Outlook

	2026	2028 3-Year CAGR
Revenue	~$4.5B	6-7%
Adjusted EBITDA	~$800M	8-9%
Adjusted Earnings per Share Growth	10-15%	10-15%

Capital Allocation Strategy

Investing for Future Growth

Euronet consistently reinvests quarterly profits to fuel long-term growth while maintaining a disciplined approach to capital allocation. Investment priorities balance organic innovation, strategic M&A, and returning capital to shareholders.

Balance Sheet Strength	Maintain Investment grade with leverage at less than 2.0x
New Products and Solutions	Proprietary technology development: ▪ Ren payments platform ▪ Dandelion real-time cross-border network ▪ Skylight AML and fraud detection platform
Strategic Acquisitions	Disciplined M&A to expand capabilities and geographic reach: ▪ Piraeus Bank (Greece) ▪ Infinitium (SE Asia) ▪ CoreCard (U.S.) ▪ Kyodai Remittance (Japan) ▪ CrediaBank (Greece)
Stock Buybacks	Share repurchases: ▪ \$378M (2023) ▪ \$265M (2024) ▪ \$388M (2025)[1]

[1] Excluding shares repurchased to offset the issuance from the CoreCard acquisition.


epay

Disciplined Capital Deployment Track Record

~$1.5B
2022-25 adj. free cash flow

21%
Share count reduction since 2022

Maintained
Investment grade credit rating

Capital Deployed 2022-25



CapEx
23%
M&A
29%
48%
Share Repurchases

Key Takeaways

Euronet has a proven history of producing results through product maturity cycles, geopolitical cycles and economic cycles

Euronet's payment network covers the globe enabling a continuous stream of new payment use cases that drive growth and profit.

The business consistently produces strong and growing free cash flows that fuel growth, maintain a strong balance sheet and enable significant returns of capital to shareholders.

Closing Remarks

Key Messages for the Day

1. Diversified global payments platform with multiple growth drivers
2. Highly cash-generative core businesses supporting durable earnings growth
3. Accelerating shift to digital and technology-driven revenue streams
4. Scaled, integrated platform enabling customer expansion and cross-sell
5. Disciplined capital allocation supporting long-term shareholder returns



INVESTOR DAY · 2026

Q&A

Euronet | MAY 20, 2026

INVESTOR DAY · 2026

Appendix

Euronet | MAY 20, 2026

Non-GAAP Reconciliation

Item		2020		2021		2022		2023		2024		2025
Net income (loss) attributable to Euronet Worldwide™	**$**	**(3.4)**	**$**	**70.7**	**$**	**231.0**	**$**	**279.7**	**$**	**306.0**	**$**	**309.5**
Foreign exchange (loss/gain)		3.8		10.8		28.2		-8.0		19.1		25.2
Intangible asset amortization		22.9		23.1		27.0		24.4		21.7		22.1
Share-based compensation		22.0		36.6		44.0		53.7		43.9		54.9
Goodwill and intangible asset impairment, net of minority interest		106.6										
Contract asset impairment				38.6								0.2
Non-cash convertible debt accretion interest		15.3		16.0								
Cross-Border Payments restructuring charge												20.4
Non-cash (gain/loss)								-3.0				
Non-cash purchase accounting adjustment								2.5		-0.4		
Income tax effect		-7.2		-13.8		12.7		-3.0		13.2		-64.0
Non-cash investment gain										20.3		-2.7
Non-cash GAAP tax (expense/benefit)		-8.3		16.4		-11.3		19.7		9.9		42.4
Adjusted earnings	**$**	**151.7**	**$**	**198.4**	**$**	**331.6**	**$**	**366.0**	**$**	**393.1**	**$**	**408.0**
Adjusted EPS (diluted)	$	2.82	$	3.69	$	6.51	$	7.46	$	8.61	$	9.61
Diluted weighted average shares outstanding		52.7		53.5		53.5		51.6		48.1		45.8
Effect of conversion of convertible debentures		0.9										
Effect of Adjusted EPS dilution of convertible notes		0.0				-2.8		-2.8		-2.8		-3.7
Effect of unrecognized share-based compensation on diluted shares outstanding		0.2		0.2		0.2		0.2		0.4		0.4
Adjusted diluted weighted average shares outstanding		**53.8**		**53.7**		**50.9**		**49.0**		**45.7**		**42.5**

Reconciliation Operating Income and Adjusted EBITDA[1]

(unaudited – $ in millions)

Payments Infrastructure EBITDA

		2022		2023		2024		2025
Operating Income	$	**184.0**	$	**206.3**	$	**256.0**	$	**278.8**
Add: Depreciation and Amortization		95.4		94.6		97.9		106.7
Add/(Deduct): Non-cash Purchase Accounting Adjustment		0		2.5		-0.4		0
Deduct: Non-cash gain		0		-3		0		0
Add: Contract Asset Impairment		0		0		0		0.2
Deduct: Share-based Compensation		0		0		0		-0.1
Earnings before interest, taxes, depreciation, amortization, share-based compensation (Adjusted EBITDA[1])	$	**279.4**	$	**300.4**	$	**353.5**	$	**385.6**

epay EBITDA

		2022		2023		2024		2025
Operating Income	$	**120.7**	$	**126.2**	$	**129.9**	$	**136.2**
Add: Depreciation and Amortization		6.2		6.9		7.3		6.3
Earnings before interest, taxes, depreciation, amortization, share-based compensation (Adjusted EBITDA[2])	$	**126.9**		**133.1**		**137.2**		**142.5**

Cross-Border Payments EBITDA

		2022		2023		2024		2025
Operating Income	$	**154.5**	$	**185.4**	$	**201.0**	$	**207.2**
Add: Depreciation and Amortization		33.9		31		26		24.9
Add: Cross-Border Payments Restructuring Charge								20.4
Earnings before interest, taxes, depreciation, amortization, share-based compensation (Adjusted EBITDA[3])	$	**188.4**	$	**216.4**	$	**227.0**	$	**252.5**

[1] Adjusted EBITDA is a non-GAAP measure that should be considered in addition to, and not a substitute for, net income computed in accordance with U.S. GAAP. Adjusted EBITDA includes non-cash purchase accounting adjustments, contract asset impairment and money transfer restructuring charges, and excludes non-cash gains and share-based compensation.

[2] Adjusted EBITDA is a non-GAAP measure that should be considered in addition to, and not a substitute for, net income computed in accordance with U.S. GAAP. Adjusted EBITDA includes depreciation and amortization.

[3] Adjusted EBITDA is a non-GAAP measure that should be considered in addition to, and not a substitute for, net income computed in accordance with U.S. GAAP. Adjusted EBITDA includes depreciation and amortization and cross-border payments restructuring charges.

Sources & Methodology

Certain market and industry data presented herein is based on third-party reports, publicly available information, internal company analyses and management estimates. While management believes these sources to be reliable, accuracy and completeness cannot be guaranteed.

TAM estimates reflect management's estimates of addressable market opportunities and may differ from estimates published by third parties.

Operational metrics, deployment statistics and customer performance indicators are based on internal company data unless otherwise noted.